UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.            )

☑    Filed by the Registrant         ☐    Filed by a Party other than the Registrant

Check the appropriate box:
◻	Preliminary Proxy Statement
◻	Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))
◻	Definitive Proxy Statement
☑	Definitive Additional Materials
◻	Soliciting Material under §240.14a-12

FuelCell Energy, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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◻	Fee paid previously with preliminary materials.
◻	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! FUELCELL ENERGY, INC. 2023 Annual Meeting Vote by April 5, 2023 11:59 PM ET You invested in FUELCELL ENERGY, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on April 6, 2023. Vote Virtually at the Meeting* April 6, 2023 1:00 p.m. Eastern Daylight Time Virtually at: www.virtualshareholdermeeting.com/FCEL2023 *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number V1.1 For complete information and to vote, visit www.ProxyVote.com Control # D95462-P83954 Get informed before you vote View the Notice, Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to March 23, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. FUELCELL ENERGY, INC. 3 GREAT PASTURE ROAD DANBURY, CT 06810 ATTN: CORPORATE SECRETARY

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. Voting Items Board Recommends D95463-P83954 1. To elect seven directors to serve until the 2024 Annual Meeting of Stockholders and until their successors are duly elected and qualified Nominees: 1c. Matthew F. Hilzinger 1a. James H. England 1d. Natica von Althann 1b. Jason Few 1e. Cynthia Hansen 1f. Donna Sims Wilson 1g. Betsy Bingham NOTE: To transact such other business as may properly come before the Annual Meeting or any adjournment thereof. For For For For For For For 1 Year 2. To ratify the selection of KPMG LLP as FuelCell Energy, Inc.’s independent registered public accounting firm for the fiscal year ending October 31, 2023 3. To approve the amendment and restatement of the FuelCell Energy, Inc. 2018 Employee Stock Purchase Plan 4. To approve the amendment and restatement of the FuelCell Energy, Inc. Second Amended and Restated 2018 Omnibus Incentive Plan 5. To approve the amendment of the FuelCell Energy, Inc. Certificate of Incorporation, as amended, to increase the number of authorized shares of common stock of FuelCell Energy, Inc. from 500,000,000 shares to 1,000,000,000 shares 6. To approve, on a non-binding advisory basis, the compensation of FuelCell Energy, Inc.’s named executive officers as set forth in the “Executive Compensation” section of the Proxy Statement 7. To vote, on a non-binding advisory basis, on the frequency with which future advisory votes on the compensation of FuelCell Energy, Inc.’s named executive officers will be conducted For For For For For